Reality Shares DIVS ETF | DIVY (NYSE Arca Ticker)

SUMMARY PROSPECTUS — February 28, 2017

Before you invest in the Fund, as defined below, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and SAI are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and SAI, as well as other information about the Fund, online at www.realityshares.com. You may also obtain this information at no charge by calling 855-595-0240 or by sending an e-mail request to info@realityshares.com.

Investment Objective

The Reality Shares DIVS ETF (the “Fund”) seeks to produce long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.06%
Total Annual Fund Operating Expenses[1]	0.91%
1	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
	$93	$290	$504	$1,120

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the Example, affect the Fund’s performance. During the most recent full fiscal year, the Fund’s portfolio turnover rate was 0.00% of the value of its portfolio. However, the Fund’s portfolio

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turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.

Principal Investment Strategies

Overview of Principal Investment Strategies

The Fund’s principal investment strategy is designed to provide exposure to the aggregate value of ordinary dividends expected to be paid on a portfolio of large capitalization equity securities listed for trading in the U.S. (“Large Cap Securities”). These are sometimes referred to as the “expected dividend values” of the Large Cap Securities. Reality Shares Advisors, LLC (the “Adviser”), the Fund’s investment adviser, believes expected dividend values generally correspond to the aggregate value of actual dividend payments on the Large Cap Securities. Unlike more traditional products, the Fund does not seek to produce returns based on appreciation in the stock market price of Large Cap Securities. Instead, the Fund seeks to produce more stable investment returns with lower volatility and lower equity and fixed income market correlation based primarily on increases in the expected dividend values of Large Cap Securities. The Fund may use a variety of investment strategies to achieve this objective. Under normal circumstances, the Fund generally invests in a combination of dividend swaps, dividend futures and forwards on indexes of Large Cap Securities (“Large Cap Securities Indexes”). These strategies and instruments are described in more detail below.

Description of Principal Investment Strategies and Instruments

Dividend Swaps

The Fund may enter into index dividend swaps in order to gain exposure to changes in the expected dividend value of the Large Cap Securities. Index dividend swaps are over-the-counter derivative contracts that allow investors to obtain exposure to the actual dividend value that will be paid by the constituents of an index over a period of time. In a typical index dividend swap transaction, the buyer and seller agree at inception to the aggregate value of dividends expected to be paid on the index constituents over the term of the contract — the expected dividend value. At maturity of the contract, the buyer pays/receives this amount to/from the seller the net difference between the expected dividend value and the aggregate value of actual dividends paid by the index constituents — the actual dividend value. During the term of the index dividend swap, the contract is valued on the current expected dividend value of the index for the specific contract period. As the contract approaches maturity, the expected dividend value will change primarily based on information about actual dividends until final settlement of the contract where expected dividend value and actual dividend value converge.

Dividend Futures Contracts

The Fund may buy index dividend futures contracts in order to gain exposure to changes in the expected dividend value of the Large Cap Securities. Index dividend futures contracts allow investors to take a view on the actual dividend value that will be paid by the constituents of an index over a period of time. A dividend futures contract, or “dividend futures,” provides for the future sale by one party and purchase by another party of a specified dividend value of a specific index at a specified future time and at a specified price (with or without delivery required). Dividend futures contracts are standardized contracts traded on a recognized exchange.

Forwards

A forward contract involves the obligation to purchase or sell either a specified financial asset or the cash equivalent of said asset at a future date at a price set at the time of the contract.

The prices of forwards on a Large Cap Securities Index are influenced by the aggregate trading prices of the Large Cap Securities, exposure to interest rate changes, and expected dividend values, among other factors. The Fund may use combinations of forwards to gain exposure to the expected dividend value of Large Cap Securities reflected in those portfolio holdings’ prices.

Money Market Instruments

The Fund may also invest in money market mutual funds, short term fixed income securities, commercial paper and other money market instruments, including short-term bank obligations and cash sweep programs, to serve as collateral for its derivatives positions. Subject to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may invest up to 80% of its assets in swaps, futures and forwards, and any one type of such portfolio holdings or any combination of such portfolio holdings may represent a substantial portion of the Fund’s portfolio at any time.

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Before making an investment in the Fund you should know:

■	The Fund generally will have a positive rate of return if the actual future growth in dividends exceeds the expected growth in dividends as reflected in the market prices at which the Fund buys and sells the instruments that are used to implement the Fund’s investment strategy.
■	The Fund generally will have a zero rate of return, excluding fees and transaction costs, if the actual future growth in dividends equals the expected growth in dividends as reflected in the market prices at which the Fund buys and sells the instruments that are used to implement the Fund’s investment strategy, even though actual dividends may have grown during the holding period of this investment.
■	The Fund generally will have a negative rate of return if the actual future growth in dividends is below the expected growth in dividends as reflected in the market prices at which the Fund buys and sells the instruments that are used to implement the Fund’s investment strategy, even though actual dividends may have grown during the holding period of this investment.
■	Unlike more traditional products, the Fund does not seek returns based on appreciation in the stock market price of equity securities. This means that the returns on your Fund investment are not intended to correlate to the returns of the overall stock market (for example, the value of your Fund investment may go down when overall equity markets go up, or vice versa).
■	The Fund does not produce qualified dividend income and is not an appropriate investment if you are seeking dividend income.
■	The investment returns of the Fund are treated for tax purposes as ordinary income or capital gains or losses, as applicable. See the section of this Prospectus entitled “Taxes” for more information.

Correlation of Actual and Expected Dividend Values

The Adviser’s research indicates there historically has been a high correlation between the value of actual dividend payments and expected dividend values. While actual dividend value and expected dividend value may at times differ significantly, the following diagrams present three scenarios illustrating the potential impact of changes in the value of actual dividend payments on the expected dividend values reflected in the prices of the Fund’s portfolio holdings and how this may change the value of the Fund. The following diagrams do not represent all market scenarios, but are presented to show the potential relationship between actual dividend values and expected dividend values in accordance with the Adviser’s research. The diagrams do not represent the actual performance of the Fund.

The Black Dot in each diagram represents the starting (or purchased) expected dividend value reflected in the prices of the Fund’s portfolio holdings. The Gray Dot represents the actual dividend value on the same day. The Square reflects the point in time when the actual dividend value and expected dividend value converge.

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Scenario 1: Actual dividend value increases and exceeds expected dividend value.

In this scenario, actual dividend value grows over time and pulls the expected dividend value reflected in the prices of the Fund’s instruments up from the starting (or purchased) value. It is expected the value of the Fund will increase commensurate to a level where the expected dividend value reflected in the prices of the instruments exceed the starting (or purchased) value.

Scenario 2: Actual dividend value decreases and expected dividend value also decreases.

In this scenario, actual dividend value decreases over time and pulls the expected dividend value reflected in the prices of the Fund’s instruments below the starting (or purchased) value. It is expected the value of the Fund will decrease commensurate to a level where the expected dividend value reflected in the prices of the option combinations fall from the starting (or purchased) value.

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Scenario 3: Actual dividend value increases but is below expected dividend value.

In this scenario, actual dividend value increases but to a level that is still below the expected dividend value reflected in the prices of the Fund’s instruments. It is expected the value of the Fund will decrease.

Market Capitalization and Diversification

The Adviser considers U.S. large capitalization companies to be those with market capitalizations within the range of market capitalizations of the companies included in the S&P 500 Index. As of January 31, 2017, the market capitalizations of companies included in the S&P 500 Index ranged from approximately $2.73 billion to $638.04 billion.

The Fund is considered to be “non-diversified” under the Investment Company Act of 1940, as amended, and may invest in fewer instruments or in the securities of fewer issuers than a diversified fund.

Principal Risks

As with all investments, the value of your investment in the Fund can be expected to go up or down. You can lose money on your investment, including the possible loss of the entire principal amount of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risk factors affecting your investments in the Fund are set forth below. Each of these factors could cause the value of an investment in the Fund to decline over short- or long-term periods.

Dividend Payout Risk — The success of the Fund’s investment strategy is highly dependent on the expected dividend values reflected in the prices of the Fund’s portfolio holdings. The value of an investment in the Fund will decrease, and you could lose money, if the expected dividend values reflected in the prices of the Fund’s portfolio holdings decrease. This generally will occur if the value of actual dividends paid on the Large Cap Securities goes down. The value of actual dividends paid on the Large Cap Securities and expected dividend values reflected in the prices of the Fund’s portfolio holdings may be lower for a variety of reasons, including an actual or potential decline in the health of the overall economy, lower corporate earnings levels, changes to corporate dividend policies, fluctuating interest rates and other factors. Each of these factors could have a negative impact on the value of the actual dividend payments on large the Large Cap Securities and the expected dividend values reflected in the prices of the Fund’s portfolio holdings and could have a negative impact on Fund returns. Further, the expected dividend value reflected in the price of an instrument held by the Fund reflects only ordinary dividends and does not reflect the issuance of special dividends. Therefore, the value of your investment in the Fund is not expected to increase in response to the issuance of any special dividends paid on the Large Cap Securities.

Active Management Risk — The Fund is actively managed using proprietary investment strategies. As with all actively managed funds, there can be no guarantee the Adviser’s strategies will be successful. As a result, you may lose money on your investment, including the possible loss of the entire principal amount of your investment.

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Cash Sweep Program Risk — The Fund may invest in cash sweep programs administered by the Fund’s custodian or another third party through which the Fund’s cash holdings are placed in interest-bearing savings accounts, demand deposit accounts, or certificates of deposit at various banks. The vehicle through which a cash sweep program is administered may not be registered under the 1940 Act, in which case the Fund, as an investor in the vehicle, would not be entitled to the protections afforded by the 1940 Act. Cash sweep programs may also be subject to counterparty credit risk, which is described below.

Counterparty Credit Risk — The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund’s use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments to meet its unsettled or open contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive. If this occurs, the value of your shares in the Fund will decrease. In addition, the Fund may engage in such investment transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Listed futures contracts can be traded on futures exchanges without material counterparty credit.

Dividend Volatility Risk — The value of actual dividend payments on the Large Cap Securities and the expected dividend values reflected in the prices of the Fund’s portfolio holdings are not constant and will vary from year to year and quarter to quarter. Companies and industries that have historically paid dividends may lower their dividends or may cease making such payments altogether. These changes can happen without warning and the variation in the value of actual dividends and expected dividend values from quarter to quarter or year to year can be significant. Furthermore, as with other securities based on future values, the expected dividend values reflected in the prices of the Fund’s portfolio holdings may go up or down as a result of uncertainty of information, perceived differences in the value of the instruments over time, changes in supply and demand, and other factors. Each of these factors could have a negative impact on the performance of the Fund and cause Fund returns to vary significantly (i.e., go up or down) from period to period.

Dividend Isolation Strategy Risk — The investment returns of the Fund are based primarily on the change in expected dividend values reflected in the prices of the Fund’s portfolio holdings. More specifically, the investment returns of the Fund generally are expected to increase (or decrease) as actual dividend payments on the Large Cap Securities increase (or decrease) and these changes cause the expected dividend values reflected in the prices of the Fund’s portfolio holdings to increase (or decrease) over time. There can be no guarantees that this investment strategy will be successful or that this strategy will produce positive investment returns. Furthermore, although the Adviser’s research indicates the value of actual dividend payments has historically been highly correlated to expected dividend values, there can be no guarantee that this correlation will continue or that the Fund’s investment returns will be highly correlated to the value of actual dividends paid on the Large Cap Securities over short or even long periods. Factors other than the value of actual dividends paid may, from time to time, cause an increase or decrease in the expected dividend values reflected in the prices of the Fund’s portfolio holdings. For example, as with other types of market projections, expected dividend values reflected in the price of an instrument held by the Fund may go up or down as a result of uncertainty of information and perceived differences in value, changes in supply and demand or in response to market and other events, such as corporate earnings announcements, changing interest rates or potential economic or political developments. Although it is anticipated that actual dividend payments and expected dividend values will be highly correlated, there may be instances where the value of actual dividends paid on the Large Cap Securities increases, but the expected dividend value reflected in the prices of the Fund’s portfolio holdings decreases. This would have a negative impact on the Fund’s performance and could cause you to lose money.

Leverage Risk — The Fund’s use of derivatives may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss. The Fund’s derivative investments will be consistent with its investment objective and will not be used to produce leveraged returns. The Fund will not borrow to produce leverage.

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Liquidity Risk — Liquidity risk is the risk that certain derivative instruments may be difficult or impossible to buy or sell at the time and at a price that the Fund would like. The Fund may need to accept a lower price, sell other instruments, or forego an investment opportunity, any of which could have a negative effect on Fund performance. With respect to swaps, volatile markets and lack of market-making participation by swap dealers may increase the risk of illiquidity by both making swap positions more difficult to liquidate and increasing the losses incurred while trying to do so. With respect to options, shorter-dated options (i.e., options exercisable in the near future) may be more liquid than longer-dated options (i.e., options exercisable at a later date). There can be no guarantee that the trading markets of the Fund’s portfolio holdings that trade on an exchange will be liquid at all times.

Market Risk — Market risk is the risk that the market price of an instrument may move up and down, sometimes rapidly and unpredictably. The market prices of the Fund’s portfolio holdings are influenced by many factors. Although the Fund seeks to limit the influence of all such factors other than the expected dividend value reflected in the prices of its portfolio holdings, there can be no guarantees these strategies will be successful. As a result, the performance of the Fund could vary from its stated objective and you could lose money.

Non-Correlation Risk — The Fund is not designed to produce investment returns based on the stock market price of the Large Cap Securities. This means that the returns on your Fund investment are not intended to correlate to the stock market returns of the Large Cap Securities or equity securities in general. The value of your Fund investment may go down when the stock market return of the Large Cap Securities or equity securities in general are up.

Non-Diversification Risk — The Fund is non-diversified, which means that it may invest in fewer instruments or issuers than a diversified fund. As a result, the Fund may be more susceptible to a single adverse economic or other occurrence and may therefore be more volatile than a more diversified fund.

Shares of the Fund May Trade at Prices Other Than NAV — As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although market prices for Fund shares generally are expected to closely correspond to the Fund’s net asset value (“NAV”), it is expected that, as with all ETFs, there will be times when the market price of the Fund’s shares are higher or lower than the NAV of such shares. The risk that shares of the Fund may trade at prices other than NAV is heightened in times of market stress or volatility. There can be no guarantee that an active market for Fund shares will develop or be maintained.

Tax Risk — The Fund’s investments in derivative instruments, such as swaps or futures tied to dividend returns, will generally not generate income eligible to be treated as qualified dividend income subject to lower capital gains rates when received by individual shareholders or be eligible for the dividends-received deduction when received by corporate shareholders. There is also uncertainty regarding characterization of the Fund’s investments in derivative instruments with respect to the income and asset diversification tests applicable to the Fund’s qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended. If the Internal Revenue Service (“IRS”) were to issue public guidance that results in an adverse determination relating to the treatment of the Fund’s investments in such complex securities, it could fail to qualify as a regulated investment company and may likely need to significantly change its investment strategies, which could adversely affect the Fund. If the Fund fails to qualify as a regulated investment company, it would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions would generally be taxable as dividends. Please see the Fund’s Statement of Additional Information (“SAI”) for a more detailed discussion, including the availability of relief for certain de minimis failures by the Fund to qualify as a regulated investment company.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Use of Derivatives Risk — Investments in swaps and futures contracts are subject to a number of risks, including correlation risk, market risk, leverage risk and liquidity risk. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the derivative’s underlying reference asset, rate or index. Leverage risk, liquidity risk and market risk are described above. The Fund’s use of swaps is also subject to counterparty credit risk and valuation risk. Counterparty credit risk is described above. Valuation risk is the risk that the derivative instrument may be difficult to value and/or valued incorrectly. Each of these

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factors could have a negative impact on the Fund’s ability to implement its investment strategy, could cause the Fund to lose money and could have a negative impact on the value of your investment.

Volatility Risk — The prices of the instruments held by the Fund, and, therefore, the value of your investment, may change rapidly and without warning throughout the trading day.

Performance Information

The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing the Fund’s performance for the 2016 calendar year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance for the Fund is available at http://www.realityshares.com

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 3.96% (quarter ended December 31, 2016) and the Fund’s lowest quarterly return was -1.20% (quarter ended March 31, 2016).

Average Annual Total Returns for the Periods Ended December 31, 2016

	1 Year	Since Inception (12/18/14)
Return Before Taxes	8.07%	5.66%
Return After Taxes on Distributions	8.07%	5.37%
Return After Taxes on Distributions and Sale of Fund Shares	4.57%	4.28%
HFRX Global Hedge Fund Index (reflects no deduction for fees, expenses or taxes)	2.51%	0.27%
Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	1.66%

Investment Adviser

Reality Shares Advisors, LLC

Portfolio Manager

Eric Ervin, President of the Adviser, has managed the Fund since its inception in December 2014.

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Purchase and Sale of Fund Shares

As with all ETFs, the Fund’s shares are listed on national securities exchanges, are bought and sold through broker-dealers and may not be purchased or redeemed directly with the Fund. The Fund’s shares trade in the secondary market at market prices, which may be different from the Fund’s NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions or other charges when buying or selling shares of the Fund through a broker-dealer.

The Fund issues and redeems shares at NAV only in large blocks of 25,000 shares or more (“Creation Units”) and only with large institutional investors that have entered into an agreement with the Fund’s distributor in exchange for the deposit or delivery of a basket of securities and/or cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

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